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                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                     DATA TRANSMISSION NETWORK CORPORATION

                                       TO

                          DTN ACQUISITION CORPORATION

                             AN INDIRECT SUBSIDIARY

                                       OF

                     VS&A COMMUNICATIONS PARTNERS III, L.P.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON APRIL 14, 2000, UNLESS THE OFFER IS EXTENDED.

     This Notice of Guaranteed Delivery, or a form substantially equivalent to it, must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $0.001 per share (the "Shares"), of Data Transmission Network Corporation, a Delaware corporation (the "Company") are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or if time will not permit all required documents to reach the Depositary prior to the Expiration Date. This form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                          FIRST NATIONAL BANK OF OMAHA

                    By Mail, Overnight Delivery or By Hand:

                          First National Bank of Omaha
                               Attn: Kellie Roane
                                 1620 Dodge St.
                             Omaha, Nebraska 68102

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)

                                 (402) 341-6556

                        Confirm Facsimile By Telephone:

                                 (402) 633-3465

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SPECIFIED ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER
         THAN AS SPECIFIED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions to such Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.
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Ladies and Gentlemen:

     The undersigned hereby tenders to DTN Acquisition Corporation, a Delaware corporation (the "Purchaser"), and a wholly-owned subsidiary of VS&A-DTN, LLC, a Delaware limited liability corporation, upon the terms and subject to the conditions contained in Purchaser's Offer to Purchase, dated March 17, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with any amendments and supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares indicated below of common stock, par value $0.001 per share (the "Shares"), of Data Transmission Network Corporation, a Delaware corporation (the "Company"), pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase.

                     -----------------------------------------------------------

 Number of Shares:
 --------------------------------------

 Certificate Nos. (if available):

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 Check box if Shares will be tendered by book-entry transfer:

 Account Number:
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 Dated:
 -------------------------------------------- , 2000
                     -----------------------------------------------------------
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 Name(s) of Record Holder(s):
 -------------------------

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                                  PLEASE PRINT

 Address(es):
 --------------------------------------------

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                                                                       ZIP CODE

 Area Code and Tel. No.:

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 Signature(s):
 --------------------------------------------

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                     -----------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message, and any other documents required by the Letter of Transmittal, within three Nasdaq National Market trading days after the date hereof.

      The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the same time period stated herein. Failure to do so could result in a financial loss to such Eligible Institution.

 Name of Firm:
 ---------------------------------

 Address:
 ----------------------------------------

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                                                               ZIP CODE

 Area Code & Tel. No.:
 ------------------------

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                              AUTHORIZED SIGNATURE

 Name:
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                                  PLEASE PRINT

 Title:
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 Date:
 ------------------------------------------- , 2000

      DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

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